UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07899
                                   811-07885

Name of Fund: Merrill Lynch S&P 500 Index Fund of Merrill Lynch Index Funds,
              Inc. Master S&P 500 Index Series of Quantitative Master Series
              Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch S&P 500 Index Fund of Merrill Lynch Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 06/30/05

Item 1 - Report to Stockholders

                        Merrill Lynch
                        S&P 500 Index Fund
                        Merrill Lynch Index Funds, Inc.

Semi-Annual Report
June 30, 2005

Merrill Lynch S&P 500 Index Fund

Officers and Directors/Trustees

Robert C. Doll, Jr., President and Director/Trustee
Donald W. Burton, Director/Trustee
Laurie Simon Hodrick, Director/Trustee
John Francis O'Brien, Director/Trustee
David H. Walsh, Director/Trustee
Fred G. Weiss, Director/Trustee
Donald C. Burke, Vice President and Treasurer
Vincent J. Costa, Vice President and Co-Portfolio Manager
Debra L. Jelilian, Vice President and Co-Portfolio Manager
Jeffrey L. Russo, Vice President and Co-Portfolio Manager
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

Merrill Lynch Trust Company, FSB
1300 Merrill Lynch Drive
3rd Floor -- MSC 0303
Pennington, NJ 08534

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


2         MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005

A Letter From the President

Dear Shareholder

The financial markets continued to face a number of crosscurrents over the past several months. On June 30, 2005, the Federal Reserve Board (the Fed) increased the federal funds rate for the ninth consecutive time since June 2004, bringing the target short-term interest rate to 3.25%. During the same week, first quarter 2005 U.S. gross domestic product growth was revised upward to 3.8% -- behind the 4.4% annualized growth rate recorded for all of 2004 but ahead of many economists' expectations. Signs of a slowing economy, coupled with easing inflationary fears, have prompted some observers to believe that the Fed may soon end its monetary tightening campaign.

After ending 2004 in a strong rally, U.S. equity markets have struggled to record meaningful gains in 2005. Continued high oil prices and Fed interest rate hikes have exerted downward pressure on stocks. Offsetting this somewhat have been surprisingly strong corporate earnings and lower long-term bond yields. Outside U.S. borders, results have been mixed. Several European markets have been performing well despite ongoing economic problems. In Asia, many markets have benefited from higher economic growth rates and relatively attractive valuations, although Japanese stocks have struggled as a result of slowing exports and high oil prices.

In the bond markets, the yield curve flattening "conundrum" continued. As short-term yields increased in concert with Fed interest rate hikes, yields on longer-term bonds declined (as their prices, which move opposite yields, increased). Over the past year, the two-year Treasury yield rose 96 basis points (.96%) while the 10-year Treasury yield declined 68 basis points. At period-end, the spread between the two-year and 10-year Treasury yields was just 28 basis points.

Amid these conditions, the major market benchmarks posted six-month and 12-month returns as follows:

Total Returns as of June 30, 2005                                      6-month         12-month
===============================================================================================
U.S. equities (Standard & Poor's 500 Index)                             -0.81%          + 6.32%
-----------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                            -1.25%          + 9.45%
-----------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)         -1.17%          +13.65%
-----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.51%          + 6.80%
-----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +2.89%          + 8.24%
-----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.77%          +10.10%
-----------------------------------------------------------------------------------------------

Entering the second half of 2005, we expect more of the same type of "muddle through" environment that has befallen financial markets in the first half of the year. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Robert C. Doll, Jr.

                                                Robert C. Doll, Jr.
                                                President and Director/Trustee


          MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005              3

A Discussion With Your Fund's Portfolio Managers

      The Fund was able to meet its objective of closely replicating the returns of the S&P 500 Index during the current reporting period.

How did the Fund perform during the six-month period?

For the six-month period ended June 30, 2005, Merrill Lynch S&P 500 Index Fund's Class A and Class I Shares had net total returns of -1.01% and -.88%, respectively. For the same period, the benchmark Standard & Poor's 500 (S&P 500) Index returned -.81%. (Complete performance information can be found on page 6 of this report to shareholders.)

As the returns indicate, the Fund met its objective of closely tracking the performance of the S&P 500 Index, a market-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of businesses. The stocks included in the Index collectively represent a substantial portion of all common stocks publicly traded in the United States. As the value of the S&P 500 fluctuated during the past six months, the Fund's performance generally tracked that of the Index.

As an index fund, the portfolio mirrors the composition of the S&P 500, a common measure of U.S. market performance for large cap stocks. What developments affected the market for large cap stocks during the period?

After a sharp rally in the fourth quarter of 2004, the market began 2005 in negative territory, with cyclical and small capitalization stocks performing the worst out of the gate. January was characterized by mixed economic data, increasing interest rates, disappointing corporate earnings reports and climbing oil prices. The stock market reversed course in February, even as new data showed a continued slowdown in productivity growth and oil prices continued to climb. In March, the market resumed its downward slide, still pressured by many of the same factors that depressed stock valuations in January.

April began on the heels of disappointing economic reports, with the data indicating a slowdown in retail sales, payrolls, and consumer and business sentiment. For most of the month, equity markets were dogged by continuing inflation concerns -- especially about the rising price of oil, which surpassed $57 per barrel during the month. April closed with the announcement of a particularly large jump in inflation for March -- one more factor that worried investors. Despite concerns about economic deceleration, slowing profit growth and continued high oil prices, first-quarter corporate earnings reports remained strong and the market rebounded in May. June, however, brought a slowdown in the equity market once again, as investors continued to worry about the potential for economic deceleration. In addition, oil continued to pressure stock valuations, with the price per barrel climbing to a record high of more than $60.

For the full six-month period, the broad stock market, as measured by the S&P 500 Index, turned in slightly negative results. Large cap value stocks outperformed their large cap growth counterparts, with the S&P 500 Barra Growth Index returning -1.73% over the six months ended June 30, 2005, and the S&P 500 Barra Value Index turning in a small gain of +.09%.

Interest rates moved considerably during the period as the yield curve flattened dramatically, indicating rising yields on short-term bonds but falling yields on long-term bonds. The Federal Reserve Board (the Fed) continued its "measured" program of monetary tightening during the six months by raising the federal funds rate by 25 basis points (.25%) four times. At period-end, the federal funds rate stood at 3.25%, up from 2.25% on January 1.

The U.S. dollar traded at a record low against the euro in December 2004, largely because of worries about the U.S. trade and budget deficits. However, the U.S. dollar rebounded considerably in the new year on the back of positive U.S. economic data, the Fed's rate increases and political turmoil in Europe. At the close of the second quarter of 2005, the U.S. dollar hit a 13-month high against the euro and a 10-month high against the yen amid optimism about the U.S. economy and the prospect that U.S. interest rates would continue to rise.


4         MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005

What changes were made to the portfolio during the period?

Throughout the period, as changes were made to the composition of the S&P 500 Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark.

The S&P 500 is transitioning to a "free-float" or "float-adjusted" methodology for calculating market capitalization. The transition will occur in two phases, the first of which transpired in March. Ultimately, this means that only the shares of company stock that are readily available in the public market will be used to calculate a company's market capitalization. Float adjustment excludes shares that are closely held by other publicly traded companies, control groups (majority shareholders retaining their majority) or government agencies. Accordingly, the number of shares used to make index calculations will reflect only those shares that actually are available to investors, not all of a company's outstanding shares. The value of a float-adjusted index more accurately reflects the combined market value of companies available for public trading. In September 2005, the S&P indexes will move to full float adjustment. To maintain the portfolio's tight tracking to the benchmark, we adjusted the portfolio to be in line with the revised composition of the Index.

How would you characterize market conditions and the Fund's position at the close of the period?

We do not foresee much danger of an economic recession, provided the Fed does not move the federal funds rate above 4% in 2005, which some fear could invert the yield curve. One factor that should help keep the economy from rolling over is the bond price rally at the long end of the Treasury curve (where yields have declined markedly), and the corresponding fall in mortgage rates to early-2004 lows. Another positive is that core inflation has slowed more quickly than anticipated, and pipeline inflation pressures from commodity prices are fast retreating.

Nevertheless, there also are some unexpected negative developments affecting the U.S. economy that will exert downward pressure on growth. Higher energy prices have negative implications for both consumer spending and corporate profit growth. Profit growth may be put under further strain by the U.S. dollar rally that has ensued year-to-date. Through June 30, 2005, the dollar was up almost 12% against major currencies. On balance, we expect economic growth over the next 18 months to be considerably slower than we saw in the 18 months spanning late 2003 and 2004.

Amid these conditions, we believe the portfolio remains positioned to match the risk characteristics of its benchmark.

Vincent J. Costa, CFA
Vice President and Co-Portfolio Manager

Debra L. Jelilian
Vice President and Co-Portfolio Manager

Jeffrey L. Russo, CFA
Vice President and Co-Portfolio Manager

July 13, 2005


          MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005              5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund, which offers two pricing alternatives:

o Class A Shares do not incur an initial sales charge (front-end load) or deferred sales charge and bear no ongoing distribution fee. In addition, Class A Shares are subject to an ongoing account maintenance fee of .25% per year.

o Class I Shares do not incur an initial sales charge (front-end load) or deferred sales charge and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                6-Month         12-Month       Since Inception
As of June 30, 2005                           Total Return    Total Return      Total Return
==============================================================================================
ML S&P 500 Index Fund Class A Shares*            -1.01%          +5.84%            +71.54%
----------------------------------------------------------------------------------------------
ML S&P 500 Index Fund Class I Shares*            -0.88           +6.08             +75.12
----------------------------------------------------------------------------------------------
S&P 500(R) Index **                              -0.81           +6.32             +80.08
----------------------------------------------------------------------------------------------

* Cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 4/03/97.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 4/03/97.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.

Average Annual Total Return

Class A Shares                                                            Return
================================================================================
One Year Ended 6/30/05                                                    +5.84%
--------------------------------------------------------------------------------
Five Years Ended 6/30/05                                                  -2.95
--------------------------------------------------------------------------------
Inception (4/03/97) through 6/30/05                                       +6.77
--------------------------------------------------------------------------------

Class I Shares                                                            Return
================================================================================
One Year Ended 6/30/05                                                    +6.08%
--------------------------------------------------------------------------------
Five Years Ended 6/30/05                                                  -2.71
--------------------------------------------------------------------------------
Inception (4/03/97) through 6/30/05                                       +7.04
--------------------------------------------------------------------------------


6         MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                    Expenses Paid
                                                               Beginning           Ending         During the Period*
                                                             Account Value      Account Value     January 1, 2005 to
                                                            January 1, 2005     June 30, 2005       June 30, 2005
====================================================================================================================
Actual
====================================================================================================================
Class A                                                         $1,000              $989.90             $2.91
--------------------------------------------------------------------------------------------------------------------
Class I                                                         $1,000              $991.20             $1.68
====================================================================================================================
Hypothetical (5% annual return before expenses)**
====================================================================================================================
Class A                                                         $1,000            $1,021.87             $2.96
--------------------------------------------------------------------------------------------------------------------
Class I                                                         $1,000            $1,023.11             $1.71
--------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.59% for Class A and 0.34% for Class I), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master series in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


          MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005              7

Statement of Assets and Liabilities             Merrill Lynch S&P 500 Index Fund

As of June 30, 2005
===========================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------------
                       Investment in Master S&P 500 Index Series (the "Series"), at
                        value (identified cost--$2,174,770,086) ......................                       $2,548,923,362
                       Prepaid expenses ..............................................                               22,998
                                                                                                             --------------
                       Total assets ..................................................                        2,548,946,360
                                                                                                             --------------
===========================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Administrative fees ........................................    $      467,828
                          Distributor ................................................           189,215            657,043
                                                                                          --------------
                       Accrued expenses and other liabilities ........................                              239,104
                                                                                                             --------------
                       Total liabilities .............................................                              896,147
                                                                                                             --------------
===========================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------
                       Net assets ....................................................                       $2,548,050,213
                                                                                                             ==============
===========================================================================================================================
Net Assets Consist of
---------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.0001 par value, 250,000,000
                        shares authorized ............................................                       $        6,204
                       Class I Shares of Common Stock, $.0001 par value, 250,000,000
                        shares authorized ............................................                               11,141
                       Paid-in capital in excess of par ..............................                        2,375,283,928
                       Undistributed investment income--net ..........................    $   18,362,523
                       Accumulated realized capital losses allocated from the
                        Series--net ..................................................      (219,766,859)
                       Unrealized appreciation allocated from the Series--net ........       374,153,276
                                                                                          --------------
                       Total accumulated earnings--net ...............................                          172,748,940
                                                                                                             --------------
                       Net Assets ....................................................                       $2,548,050,213
                                                                                                             ==============
===========================================================================================================================
Net Asset Value
---------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $909,446,869 and 62,035,774
                        shares outstanding ...........................................                       $        14.66
                                                                                                             ==============
                       Class I--Based on net assets of $1,638,603,344 and 111,406,851
                        shares outstanding ...........................................                       $        14.71
                                                                                                             ==============

      See Notes to Financial Statements.


8         MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005

Statement of Operations                         Merrill Lynch S&P 500 Index Fund

For the Six Months Ended June 30, 2005
===========================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------------
                       Net investment income allocated from the Series:
                          Dividends (including $77,293 from affiliates) ..............                       $   22,796,439
                          Interest from affiliates ...................................                              202,608
                          Securities lending .........................................                              131,722
                          Expenses ...................................................                             (404,699)
                                                                                                             --------------
                       Total income ..................................................                           22,726,070
                                                                                                             --------------
===========================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------------
                       Administration fees ...........................................    $    3,106,549
                       Account maintenance fees--Class A .............................         1,136,552
                       Transfer agent fees ...........................................           673,146
                       Printing and shareholder reports ..............................            55,687
                       Professional fees .............................................            25,915
                       Registration fees .............................................            23,239
                       Directors' fees and expenses ..................................            12,333
                       Other .........................................................            58,762
                                                                                          --------------
                       Total expenses ................................................                            5,092,183
                                                                                                             --------------
                       Investment income--net ........................................                           17,633,887
                                                                                                             --------------
===========================================================================================================================
Realized & Unrealized Loss Allocated from the Series--Net
---------------------------------------------------------------------------------------------------------------------------
                       Realized loss on:
                          Investments (including $(7,194) from affiliates)--net ......       (14,337,694)
                          Futures contracts--net .....................................          (167,093)       (14,504,787)
                                                                                          --------------
                       Change in unrealized appreciation/depreciation on investments
                        and futures contracts--net ...................................                          (27,613,889)
                                                                                                             --------------
                       Total realized and unrealized loss--net .......................                          (42,118,676)
                                                                                                             --------------
                       Net Decrease in Net Assets Resulting from Operations ..........                       $  (24,484,789)
                                                                                                             ==============

      See Notes to Financial Statements.


          MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005              9

Statements of Changes in Net Assets             Merrill Lynch S&P 500 Index Fund

                                                                                           For the Six          For the
                                                                                           Months Ended        Year Ended
                                                                                             June 30,         December 31,
Increase (Decrease) in Net Assets:                                                             2005               2004
===========================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ........................................    $   17,633,887     $   38,728,843
                       Realized loss--net ............................................       (14,504,787)       (22,528,106)
                       Change in unrealized appreciation/depreciation--net ...........       (27,613,889)       228,800,431
                                                                                          ---------------------------------
                       Net increase (decrease) in net assets resulting from operations       (24,484,789)       245,001,168
                                                                                          ---------------------------------
===========================================================================================================================
Dividends to Shareholders
---------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ....................................................                --        (12,456,120)
                          Class I ....................................................                --        (25,908,960)
                                                                                          ---------------------------------
                       Net decrease in net assets resulting from dividends to
                        shareholders .................................................                --        (38,365,080)
                                                                                          ---------------------------------
===========================================================================================================================
Capital Share Transactions
---------------------------------------------------------------------------------------------------------------------------
                       Net increase (decrease) in net assets derived from capital
                        share transactions ...........................................       (20,496,589)        77,228,211
                                                                                          ---------------------------------
===========================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets .......................       (44,981,378)       283,864,299
                       Beginning of period ...........................................     2,593,031,591      2,309,167,292
                                                                                          ---------------------------------
                       End of period* ................................................    $2,548,050,213     $2,593,031,591
                                                                                          =================================
                          * Undistributed investment income--net .....................    $   18,362,523     $      728,636
                                                                                          =================================

      See Notes to Financial Statements.


10        MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005

Financial Highlights                            Merrill Lynch S&P 500 Index Fund

                                                                                          Class A
                                                           -----------------------------------------------------------------------
                                                           For the Six                        For the Year Ended
                                                           Months Ended                          December 31,
The following per share data and ratios have been derived    June 30,      -------------------------------------------------------
from information provided in the financial statements.         2005           2004           2003           2002           2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                    Net asset value, beginning of period   $    14.81      $    13.62     $    10.75     $    14.05     $    16.16
                                                           -----------------------------------------------------------------------
                    Investment income--net .............          .09+            .20+           .14+           .13+           .10
                    Realized and unrealized gain
                     (loss)--net .......................         (.24)           1.19           2.87          (3.31)         (2.12)
                                                           -----------------------------------------------------------------------
                    Total from investment operations ...         (.15)           1.39           3.01          (3.18)         (2.02)
                                                           -----------------------------------------------------------------------
                    Less dividends from investment
                     income--net .......................           --            (.20)          (.14)          (.12)          (.09)
                                                           -----------------------------------------------------------------------
                    Net asset value, end of period .....   $    14.66      $    14.81     $    13.62     $    10.75     $    14.05
                                                           =======================================================================
==================================================================================================================================
Total Investment Return
----------------------------------------------------------------------------------------------------------------------------------
                    Based on net asset value per share .        (1.01%)@        10.22%         28.02%        (22.62%)       (12.49%)
                                                           =======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                    Expenses, net of reimbursement** ...          .59%*           .59%           .61%           .61%           .62%
                                                           =======================================================================
                    Expenses** .........................          .59%*           .59%           .61%           .61%           .63%
                                                           =======================================================================
                    Investment income--net .............         1.23%*          1.42%          1.19%          1.03%           .71%
                                                           =======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                    Net assets, end of period
                     (in thousands) ....................   $  909,447      $  939,608     $  880,875     $  648,569     $  772,750
                                                           =======================================================================
                    Portfolio turnover from the Series .         2.24%           5.84%          3.60%          4.59%          3.21%
                                                           =======================================================================

*     Annualized.
**    Includes the Fund's share of the Series' allocated expenses.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


          MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005             11

Financial Highlights (concluded)                Merrill Lynch S&P 500 Index Fund

                                                                                          Class I
                                                           -----------------------------------------------------------------------
                                                           For the Six                        For the Year Ended
                                                           Months Ended                          December 31,
The following per share data and ratios have been derived    June 30,      -------------------------------------------------------
from information provided in the financial statements.         2005           2004           2003           2002           2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                    Net asset value, beginning of period   $    14.84      $    13.64     $    10.76     $    14.08     $    16.18
                                                           -----------------------------------------------------------------------
                    Investment income--net .............          .11+            .24+           .17+           .16+           .13
                    Realized and unrealized gain
                     (loss)--net .......................         (.24)           1.19           2.88          (3.33)         (2.10)
                                                           -----------------------------------------------------------------------
                    Total from investment operations ...         (.13)           1.43           3.05          (3.17)         (1.97)
                                                           -----------------------------------------------------------------------
                    Less dividends from investment
                     income--net .......................           --            (.23)          (.17)          (.15)          (.13)
                                                           -----------------------------------------------------------------------
                    Net asset value, end of period .....   $    14.71      $    14.84     $    13.64     $    10.76     $    14.08
                                                           =======================================================================
==================================================================================================================================
Total Investment Return
----------------------------------------------------------------------------------------------------------------------------------
                    Based on net asset value per share .         (.88%)@        10.55%         28.35%        (22.51%)       (12.19%)
                                                           =======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                    Expenses, net of reimbursement** ...          .34%*           .34%           .36%           .36%           .37%
                                                           =======================================================================
                    Expenses** .........................          .34%*           .34%           .36%           .36%           .38%
                                                           =======================================================================
                    Investment income--net .............         1.48%*          1.68%          1.44%          1.27%           .97%
                                                           =======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                    Net assets, end of period (in
                     thousands) ........................   $1,638,603      $1,653,423     $1,428,292     $  931,917     $1,108,832
                                                           =======================================================================
                    Portfolio turnover from the Series .         2.24%           5.84%          3.60%          4.59%          3.21%
                                                           =======================================================================

*     Annualized.
**    Includes the Fund's share of the Series' allocated expenses.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


12        MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005

Notes to Financial Statements                   Merrill Lynch S&P 500 Index Fund

1. Significant Accounting Policies:

Merrill Lynch S&P 500 Index Fund (the "Fund") is part of Merrill Lynch Index Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified mutual fund. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund seeks to achieve its investment objective by investing all of its assets in Master S&P 500 Index Series (the "Series") of Quantitative Master Series Trust, which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series. The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The percentage of the Series owned by the Fund at June 30, 2005 was 83.8%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold without the imposition of a front-end or deferred sales charge. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A Shares bear certain expenses related to the account maintenance of such shares and have exclusive voting rights with respect to matters relating to their account maintenance expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Series at fair value. Valuation of securities held by the Series is discussed in Note 1(a) of the Series' Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Series' income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Series are accounted for on a trade date basis.

2. Transactions with Affiliates:

The Corporation has entered into an Administrative Services Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co.), which is the limited partner. The Fund pays a monthly fee at an annual rate of .245% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. MLIM has entered into a voluntary arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding account maintenance fees) will not exceed .40%. This arrangement has a one-year term and is renewable.

The Fund may pay a monthly investment advisory fee at an annual rate of .05% based upon the average daily value of the Fund's net assets. However, the Investment Adviser has entered into a contractual agreement with the Fund pursuant to which the investment advisory fee will not be charged to the Fund so long as the Fund remains invested in the Trust. As a result, the investment advisory fee has not been accrued and will not be payable by the Fund for the period covered by this report.

The Corporation has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plan adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee. The fee is accrued daily and paid monthly at the annual rate of .25% based upon the average daily net assets of Class A Shares.


          MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005             13

Notes to Financial Statements (concluded)       Merrill Lynch S&P 500 Index Fund

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A shareholders.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $(20,496,589) and $77,228,211 for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended June 30, 2005                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          6,595,254       $  95,956,471
Shares redeemed ........................         (7,997,906)       (116,512,925)
                                               --------------------------------
Net decrease ...........................         (1,402,652)      $ (20,556,454)
                                               ================================
--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended December 31, 2004                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................         19,152,185       $ 266,604,093
Shares issued to shareholders in
   reinvestment of dividends ...........            773,559          11,276,761
                                               --------------------------------
Total issued ...........................         19,925,744         277,880,854
Shares redeemed ........................        (21,176,733)       (295,567,495)
                                               --------------------------------
Net decrease ...........................         (1,250,989)      $ (17,686,641)
                                               ================================
--------------------------------------------------------------------------------
Class I Shares for the Six Months                                     Dollar
Ended June 30, 2005                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................         16,518,372       $ 240,760,938
Shares redeemed ........................        (16,514,747)       (240,701,073)
                                               --------------------------------
Net increase ...........................              3,625       $      59,865
                                               ================================
--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended December 31, 2004                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................         38,557,248       $ 537,823,786
Shares issued to shareholders in
   reinvestment of dividends ...........          1,718,853          25,111,714
                                               --------------------------------
Total issued ...........................         40,276,101         562,935,500
Shares redeemed ........................        (33,555,631)       (468,020,648)
                                               --------------------------------
Net increase ...........................          6,720,470       $  94,914,852
                                               ================================

4. Capital Loss Carryforward:

On December 31, 2004, the Fund had a net capital loss carryforward of $122,043,773, of which $4,944,930 expires in 2008, $14,600,496 expires in 2009,
$73,055,477 expires in 2010, $7,823,922 expires in 2011 and $21,618,948 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

5. Subsequent Event:

The Fund paid an ordinary income dividend in the amount of $.004203 per Class A Share and $.004203 per Class I Share on July 27, 2005 to shareholders of record on July 21, 2005.


14        MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005

Portfolio Information                                Master S&P 500 Index Series

As of June 30, 2005

                                                                      Percent of
Sector* Representation                                         Total Investments
--------------------------------------------------------------------------------
Financials ........................................................     18.6%
Information Technology ............................................     13.9
Industrials .......................................................     13.6
Health Care .......................................................     12.3
Consumer Staples ..................................................      9.3
Energy ............................................................      8.1
Consumer Discretionary ............................................      6.4
Utilities .........................................................      3.9
Telecommunication Services ........................................      2.9
Materials .........................................................      2.6
Other** ...........................................................      8.4
--------------------------------------------------------------------------------
* For Series compliance purposes, "Sector" means any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.
**    Includes portfolio holdings in short-term investments.


          MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005             15

Summary Schedule of Investments                      Master S&P 500 Index Series

This summary schedule of investments is presented to help investors focus on the Series' principal holdings. It includes the Series' 50 largest holdings and each investment of any issuer that exceeds 1% of the Series' net assets. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-637-3863 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                        Shares                                                                   Percent of
Industry*                                 Held     Common Stocks                                 Value           Net Assets
===========================================================================================================================
Aerospace & Defense                    228,220     Boeing Co.                                $   15,062,520         0.5%
                                       285,496     United Technologies Corp.                     14,660,220         0.5
                                                   Other Securities                              39,591,316         1.3
                                                                                             ------------------------------
                                                                                                 69,314,056         2.3
---------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics                311,000     United Parcel Service, Inc. Class B           21,508,760         0.7
                                                   Other Securities                               7,519,752         0.3
                                                                                             ------------------------------
                                                                                                 29,028,512         1.0
---------------------------------------------------------------------------------------------------------------------------
Airlines                                           Other Securities                               3,052,854         0.1
---------------------------------------------------------------------------------------------------------------------------
Auto Components                                    Other Securities                               5,441,332         0.2
---------------------------------------------------------------------------------------------------------------------------
Automobiles                                        Other Securities                              14,518,768         0.5
---------------------------------------------------------------------------------------------------------------------------
Beverages                              630,428     The Coca-Cola Co.                             26,320,369         0.9
                                       467,288     PepsiCo, Inc.                                 25,200,842         0.8
                                                   Other Securities                              17,993,196         0.6
                                                                                             ------------------------------
                                                                                                 69,514,407         2.3
---------------------------------------------------------------------------------------------------------------------------
Biotechnology                          347,647     Amgen, Inc. (a)                               21,018,738         0.7
                                                   Other Securities                              17,105,176         0.6
                                                                                             ------------------------------
                                                                                                 38,123,914         1.3
---------------------------------------------------------------------------------------------------------------------------
Building Products                                  Other Securities                               5,949,965         0.2
---------------------------------------------------------------------------------------------------------------------------
Capital Markets                        259,367     Merrill Lynch & Co., Inc. (b)                 14,267,779         0.5
                                       310,498     Morgan Stanley                                16,291,830         0.5
                                                   Other Securities                              54,544,703         1.8
                                                                                             ------------------------------
                                                                                                 85,104,312         2.8
---------------------------------------------------------------------------------------------------------------------------
Chemicals                                          Other Securities                              48,215,726         1.6
---------------------------------------------------------------------------------------------------------------------------
Commercial Banks                     1,129,906     Bank of America Corp.                         51,535,013         1.7
                                       510,865     U.S. Bancorp                                  14,917,258         0.5
                                       438,926     Wachovia Corp.                                21,770,730         0.7
                                       472,522     Wells Fargo & Co.                             29,097,905         0.9
                                                   Other Securities                              60,106,100         2.0
                                                                                             ------------------------------
                                                                                                177,427,006         5.8
---------------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies                     Other Securities                              21,962,081         0.7
---------------------------------------------------------------------------------------------------------------------------
Communications Equipment             1,786,271     Cisco Systems, Inc. (a)                       34,135,639         1.1
                                       458,760     Qualcomm, Inc.                                15,143,668         0.5
                                                   Other Securities                              29,246,415         1.0
                                                                                             ------------------------------
                                                                                                 78,525,722         2.6
---------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals                676,216     Dell, Inc. (a)                                26,717,294         0.9
                                       825,917     Hewlett-Packard Co.                           19,417,309         0.6
                                       451,467     International Business Machines Corp.         33,498,851         1.1
                                                   Other Securities                              28,543,929         1.0
                                                                                             ------------------------------
                                                                                                108,177,383         3.6
---------------------------------------------------------------------------------------------------------------------------
Construction & Engineering                         Other Securities                               1,235,939         0.0
---------------------------------------------------------------------------------------------------------------------------
Construction Materials                             Other Securities                               1,692,795         0.1
---------------------------------------------------------------------------------------------------------------------------
Consumer Finance                       332,484     American Express Co.                          17,698,123         0.6
                                                   Other Securities                              21,674,005         0.7
                                                                                             ------------------------------
                                                                                                 39,372,128         1.3
---------------------------------------------------------------------------------------------------------------------------
Containers & Packaging                             Other Securities                               5,156,774         0.2
---------------------------------------------------------------------------------------------------------------------------
Distributors                                       Other Securities                               1,861,952         0.1
---------------------------------------------------------------------------------------------------------------------------


16        MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005

Summary Schedule of Investments (continued)          Master S&P 500 Index Series

                                        Shares                                                                   Percent of
Industry*                                 Held     Common Stocks                                 Value           Net Assets
===========================================================================================================================
Diversified Consumer Services                      Other Securities                          $    6,650,084         0.2%
---------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services       1,456,836     Citigroup, Inc.                               67,349,528         2.2
                                       990,056     JPMorgan Chase & Co.                          34,968,778         1.2
                                                   Other Securities                               9,482,348         0.3
                                                                                             ------------------------------
                                                                                                111,800,654         3.7
---------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication          920,605     SBC Communications, Inc. (c)                  21,864,369         0.7
Services                               771,928     Verizon Communications, Inc.                  26,670,112         0.9
                                                   Other Securities                              38,485,887         1.3
                                                                                             ------------------------------
                                                                                                 87,020,368         2.9
---------------------------------------------------------------------------------------------------------------------------
Electric Utilities                                 Other Securities                              64,738,035         2.1
---------------------------------------------------------------------------------------------------------------------------
Electrical Equipment                               Other Securities                              12,049,830         0.4
---------------------------------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments                 Other Securities                               8,465,229         0.3
---------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services                        Other Securities                              39,309,456         1.3
---------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing               939,955     Wal-Mart Stores, Inc.                         45,305,831         1.5
                                                   Other Securities                              40,932,557         1.3
                                                                                             ------------------------------
                                                                                                 86,238,388         2.8
---------------------------------------------------------------------------------------------------------------------------
Food Products                                      Other Securities                              35,969,400         1.2
---------------------------------------------------------------------------------------------------------------------------
Gas Utilities                                      Other Securities                               4,120,421         0.1
---------------------------------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies       337,040     Medtronic, Inc.                               17,455,302         0.6
                                                   Other Securities                              49,538,997         1.6
                                                                                             ------------------------------
                                                                                                 66,994,299         2.2
---------------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services       357,556     UnitedHealth Group, Inc.                      18,642,970         0.6
                                                   Other Securities                              66,727,375         2.2
                                                                                             ------------------------------
                                                                                                 85,370,345         2.8
---------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                      Other Securities                              47,955,480         1.6
---------------------------------------------------------------------------------------------------------------------------
Household Durables                                 Other Securities                              19,276,104         0.6
---------------------------------------------------------------------------------------------------------------------------
Household Products                     691,096     Procter & Gamble Co. (c)                      36,455,314         1.2
                                                   Other Securities                              18,794,319         0.6
                                                                                             ------------------------------
                                                                                                 55,249,633         1.8
---------------------------------------------------------------------------------------------------------------------------
IT Services                                        Other Securities                              32,534,390         1.1
---------------------------------------------------------------------------------------------------------------------------
Independent Power Producers &                      Other Securities                              20,308,504         0.7
Energy Traders
---------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates               215,088     3M Co.                                        15,550,862         0.5
                                     2,963,681     General Electric Co.                         102,691,547         3.4
                                       561,025     Tyco International Ltd. (c)                   16,381,930         0.5
                                                   Other Securities                               2,716,492         0.1
                                                                                             ------------------------------
                                                                                                137,340,831         4.5
---------------------------------------------------------------------------------------------------------------------------
Insurance                              725,807     American International Group, Inc.            42,169,387         1.4
                                                   Other Securities                              89,725,862         2.9
                                                                                             ------------------------------
                                                                                                131,895,249         4.3
---------------------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail                          Other Securities                              10,962,621         0.4
---------------------------------------------------------------------------------------------------------------------------
Internet Software & Services                       Other Securities                              12,375,594         0.4
---------------------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products                       Other Securities                               6,157,098         0.2
---------------------------------------------------------------------------------------------------------------------------
Machinery                                          Other Securities                              42,859,214         1.4
---------------------------------------------------------------------------------------------------------------------------
Media                                  497,643     Comcast Corp. Class A (a)(c)                  15,277,640         0.5
                                     1,308,884     Time Warner, Inc. (a)                         21,871,452         0.7
                                       449,463     Viacom, Inc. Class B                          14,391,805         0.5
                                       570,547     Walt Disney Co.                               14,366,373         0.5
                                                   Other Securities                              45,191,745         1.5
                                                                                             ------------------------------
                                                                                                111,099,015         3.7
---------------------------------------------------------------------------------------------------------------------------
Metals & Mining                                    Other Securities                              20,000,500         0.7
---------------------------------------------------------------------------------------------------------------------------


          MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005             17

Summary Schedule of Investments (continued)          Master S&P 500 Index Series

                                        Shares                                                                   Percent of
Industry*                                 Held     Common Stocks                                 Value           Net Assets
===========================================================================================================================
Multi-Utilities                                    Other Securities                          $   14,820,196         0.5%
---------------------------------------------------------------------------------------------------------------------------
Multiline Retail                                   Other Securities                              40,106,497         1.3
---------------------------------------------------------------------------------------------------------------------------
Office Electronics                                 Other Securities                               3,419,948         0.1
---------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels            586,100     Chevron Corp.                                 32,774,712         1.1
                                       388,178     ConocoPhillips                                22,316,353         0.7
                                     1,777,912     Exxon Mobil Corp. (d)                        102,176,603         3.4
                                                   Other Securities                              72,440,943         2.4
                                                                                             ------------------------------
                                                                                                229,708,611         7.6
---------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products                            Other Securities                              12,504,088         0.4
---------------------------------------------------------------------------------------------------------------------------
Personal Products                      278,001     The Gillette Co.                              14,075,191         0.4
                                                   Other Securities                               5,454,300         0.2
                                                                                             ------------------------------
                                                                                                 19,529,491         0.6
---------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                        434,517     Abbott Laboratories                           21,295,678         0.7
                                       532,461     Bristol-Myers Squibb Co.                      13,300,876         0.4
                                       315,677     Eli Lilly & Co. (c)                           17,586,366         0.6
                                       828,777     Johnson & Johnson                             53,870,505         1.8
                                       620,857     Merck & Co., Inc. (c)                         19,122,396         0.6
                                     2,077,381     Pfizer, Inc.                                  57,294,168         1.9
                                       372,399     Wyeth                                         16,571,756         0.5
                                                   Other Securities                              17,718,912         0.6
                                                                                             ------------------------------
                                                                                                216,760,657         7.1
---------------------------------------------------------------------------------------------------------------------------
Real Estate                                        Other Securities                              17,741,019         0.6
---------------------------------------------------------------------------------------------------------------------------
Road & Rail                                        Other Securities                              15,122,760         0.5
---------------------------------------------------------------------------------------------------------------------------
Semiconductors &                     1,730,131     Intel Corp.                                   45,087,214         1.5
Semiconductor Equipment                            Other Securities                              53,201,283         1.7
                                                                                             ------------------------------
                                                                                                 98,288,497         3.2
---------------------------------------------------------------------------------------------------------------------------
Software                             2,809,624     Microsoft Corp. (d)                           69,791,060         2.3
                                     1,264,385     Oracle Corp. (a)                              16,689,882         0.5
                                                   Other Securities                              30,984,755         1.0
                                                                                             ------------------------------
                                                                                                117,465,697         3.8
---------------------------------------------------------------------------------------------------------------------------
Specialty Retail                       599,986     Home Depot, Inc.                              23,339,455         0.7
                                                   Other Securities                              48,099,597         1.6
                                                                                             ------------------------------
                                                                                                 71,439,052         2.3
---------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods                   Other Securities                              13,565,662         0.4
---------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance             269,673     Fannie Mae                                    15,748,903         0.5
                                                   Other Securities                              36,540,622         1.2
                                                                                             ------------------------------
                                                                                                 52,289,525         1.7
---------------------------------------------------------------------------------------------------------------------------
Tobacco                                576,818     Altria Group, Inc.                            37,297,052         1.2
                                                   Other Securities                               4,786,018         0.2
                                                                                             ------------------------------
                                                                                                 42,083,070         1.4
---------------------------------------------------------------------------------------------------------------------------
Trading Companies & Distributors                   Other Securities                               1,213,325         0.0
---------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication Services                Other Securities                              10,054,129         0.3
---------------------------------------------------------------------------------------------------------------------------
                                                   Total Common Stocks
                                                   (Cost--$2,631,120,091)                     3,036,528,592        99.9
===========================================================================================================================


18        MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005

Summary Schedule of Investments (concluded)          Master S&P 500 Index Series

                                                                                                                 Percent of
                           Beneficial Interest     Short-Term Securities                        Value            Net Assets
===========================================================================================================================
                                  $  4,059,528     Merrill Lynch Liquidity Series, LLC
                                                   Cash Sweep Series I (b)                 $    4,059,528           0.1%
                                   273,771,801     Merrill Lynch Liquidity Series, LLC
                                                   Money Market Series (b)(e)                 273,771,801           9.0
---------------------------------------------------------------------------------------------------------------------------
                                                   Total Short-Term Securities
                                                   (Cost--$277,831,329)                       277,831,329           9.1
===========================================================================================================================
Total Investments (Cost--$2,908,951,420**)                                                  3,314,359,921         109.0

Liabilities in Excess of Other Assets                                                        (272,641,990)         (9.0)
                                                                                           --------------------------------
Net Assets                                                                                 $3,041,717,931         100.0%
                                                                                           ================================

* For Series compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ........................................    $2,990,049,830
                                                                 ==============
      Gross unrealized appreciation .........................     $ 575,807,921
      Gross unrealized depreciation .........................      (251,497,830)
                                                                 --------------
      Net unrealized appreciation ...........................     $ 324,310,091
                                                                 ==============

(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Series (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                                       Dividend/
                                                     Net               Interest
      Affiliate                                    Activity             Income
      --------------------------------------------------------------------------
      Merrill Lynch & Co., Inc.                       15,800           $ 91,024
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                       $(9,770,988)          $239,842
      Merrill Lynch Liquidity Series, LLC
       Money Market Series                       $78,464,521           $156,145
      --------------------------------------------------------------------------

(c)   Security, or a portion of security, is on loan.
(d) All or a portion of security held as collateral in connection with open financial futures contracts.
(e)   Security was purchased with the cash proceeds from security loans.

      Financial futures contracts purchased as of June 30, 2005 were as follows:

      --------------------------------------------------------------------------
      Number of                      Expiration         Face        Unrealized
      Contracts        Issue            Date            Value      Depreciation
      --------------------------------------------------------------------------
          22          S&P 500         September
                       Index            2005         $6,587,016       $(11,766)
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


          MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005             19

Statement of Assets and Liabilities                  Master S&P 500 Index Series

As of June 30, 2005
===========================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (including securities loaned of $263,405,503)
                        (identified cost--$2,619,335,969) ............................                       $3,022,260,813
                       Investments in affiliated securities, at value
                        (identified cost--$289,615,451) ..............................                          292,099,108
                       Receivables:
                          Dividends ..................................................    $    3,887,003
                          Contributions ..............................................         3,547,618
                          Security lending ...........................................            36,351
                          Interest from affiliates ...................................            36,279          7,507,251
                                                                                          --------------
                       Prepaid expenses and other assets .............................                               22,494
                                                                                                             --------------
                       Total assets ..................................................                        3,321,889,666
                                                                                                             --------------
===========================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value .....................                          273,771,801
                       Payables:
                          Withdrawals ................................................         6,051,577
                          Custodian bank .............................................            99,473
                          Variation margin ...........................................            46,977
                          Other affiliates ...........................................            31,384
                          Investment adviser .........................................            11,398          6,240,809
                                                                                          --------------
                       Accrued expenses and other liabilities ........................                              159,125
                                                                                                             --------------
                       Total liabilities .............................................                          280,171,735
                                                                                                             --------------
===========================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------
                       Net assets ....................................................                       $3,041,717,931
                                                                                                             ==============
===========================================================================================================================
Net Assets Consist of
---------------------------------------------------------------------------------------------------------------------------
                       Investors' capital ............................................                       $2,636,321,196
                       Unrealized appreciation--net ..................................                          405,396,735
                                                                                                             --------------
                       Net Assets ....................................................                       $3,041,717,931
                                                                                                             ==============

      See Notes to Financial Statements.


20        MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005

Statement of Operations                              Master S&P 500 Index Series

For the Six Months Ended June 30, 2005
===========================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------------
                       Dividends (including $91,024 from affiliates) .................                       $   26,846,097
                       Interest from affiliates ......................................                              239,842
                       Securities lending ............................................                              156,145
                                                                                                             --------------
                       Total income ..................................................                           27,242,084
                                                                                                             --------------
===========================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------------
                       Accounting services ...........................................    $      213,807
                       Investment advisory fees ......................................            74,712
                       Professional fees .............................................            61,697
                       Custodian fees ................................................            60,757
                       Printing and shareholder reports ..............................            20,644
                       Trustees' fees and expenses ...................................            12,712
                       Other .........................................................            31,358
                                                                                          --------------
                       Total expenses ................................................                              475,687
                                                                                                             --------------
                       Investment income--net ........................................                           26,766,397
                                                                                                             --------------
===========================================================================================================================
Realized & Unrealized Loss--Net
---------------------------------------------------------------------------------------------------------------------------
                       Realized loss on:
                          Investments (including $(8,596) from affiliates)--net ......       (17,132,450)
                          Futures contracts--net .....................................          (196,802)       (17,329,252)
                                                                                          --------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ...........................................       (32,501,090)
                          Futures contracts--net .....................................          (294,519)       (32,795,609)
                                                                                          ---------------------------------
                       Total realized and unrealized loss--net .......................                          (50,124,861)
                                                                                                             --------------
                       Net Decrease in Net Assets Resulting from Operations ..........                       $  (23,358,464)
                                                                                                             ==============

      See Notes to Financial Statements.


          MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005             21

Statements of Changes in Net Assets                  Master S&P 500 Index Series

                                                                                            For the Six          For the
                                                                                           Months Ended        Year Ended
                                                                                             June 30,         December 31,
Increase (Decrease) in Net Assets:                                                             2005               2004
===========================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ........................................    $   26,766,397     $   54,363,547
                       Realized loss--net ............................................       (17,329,252)       (31,855,334)
                       Change in unrealized appreciation/depreciation--net ...........       (32,795,609)       263,686,004
                                                                                          ---------------------------------
                       Net increase (decrease) in net assets resulting from operations       (23,358,464)       286,194,217
                                                                                          ---------------------------------
===========================================================================================================================
Capital Transactions
---------------------------------------------------------------------------------------------------------------------------
                       Proceeds from contributions ...................................       527,699,075      1,018,136,288
                       Fair value of withdrawals .....................................      (401,013,745)      (840,535,190)
                                                                                          ---------------------------------
                       Net increase in net assets derived from capital transactions ..       126,685,330        177,601,098
                                                                                          ---------------------------------
===========================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ..................................       103,326,866        463,795,315
                       Beginning of period ...........................................     2,938,391,065      2,474,595,750
                                                                                          ---------------------------------
                       End of period .................................................    $3,041,717,931     $2,938,391,065
                                                                                          =================================

      See Notes to Financial Statements.


22        MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005

Financial Highlights                                 Master S&P 500 Index Series

                                                         For the Six                       For the Year Ended
                                                        Months Ended                          December 31,
The following ratios have been derived                    June 30,       --------------------------------------------------------
from information provided in the financial statements.      2005            2004           2003           2002            2001
=================================================================================================================================
Total Investment Return
---------------------------------------------------------------------------------------------------------------------------------
                       Total investment return .....          (.76%)+         10.90%         28.70%        (22.22%)        (11.97%)
                                                        =========================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Expenses ....................           .03%             .03%           .04%           .04%            .05%
                                                        =========================================================================
                       Investment income--net ......          1.79%            1.99%          1.76%          1.59%           1.29%
                                                        =========================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in
                        thousands) .................    $3,041,718       $2,938,391     $2,474,596     $1,726,705      $1,893,497
                                                        =========================================================================
                       Portfolio turnover ..........          2.24%            5.84%          3.60%          4.59%           3.21%
                                                        =========================================================================

+     Aggregate total investment return.

      See Notes to Financial Statements.


          MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005             23

Notes to Financial Statements                        Master S&P 500 Index Series

1. Significant Accounting Policies:

Master S&P 500 Index Series (the "Series") is part of Quantitative Master Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Series, subject to certain limitations. The Series' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Series.

(a) Valuation of investments -- Equity securities that are held by the Series that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Series may engage in various portfolio investment strategies to provide liquidity or as a proxy for a direct investment in securities underlying the Series' index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Series may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the


24        MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005

Notes to Financial Statements (continued)            Master S&P 500 Index Series

      contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Custodian bank -- The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner of FAM.


          MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005             25

Notes to Financial Statements (concluded)            Master S&P 500 Index Series

FAM is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .005% of the average daily value of the Series' net assets.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. As of June 30, 2005, the Series lent securities with a value of $21,390,458 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust and the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended June 30, 2005, MLIM, LLC received $66,912 in securities lending agent fees from the Series.

Merrill Lynch Trust Company ("MLTC"), a wholly-owned subsidiary of ML & Co., is the Series' custodian.

For the six months ended June 30, 2005, the Series reimbursed FAM $33,543 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLTC, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2005 were $223,155,953 and $66,972,589 respectively.

4. Short-Term Borrowings:

The Trust, on behalf of the Series, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of .07% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Series' election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the six months ended, June 30, 2005.


26        MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Trustees

All but one member of the Board of Trustees is an independent trustee whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a trustee of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent trustee. New trustee nominees are chosen as nominees by a Nominating Committee comprised of independent trustees. All independent trustees also are members of the Board's Audit Committee and the independent trustees meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent trustees' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of each investment advisory agreement with respect to the Quantitative Master Series Trust (the "Trust") and the Merrill Lynch S&P 500 Index Fund (together, the "Investment Advisory Agreements") and throughout each year, reviews and evaluates the performance of and services provided by the Investment Adviser. The Board assesses the nature, scope and quality of the services provided to the Trust and the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Trust and the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered with respect to the Trust and the Fund are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Trust and/or the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Trust or Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Trust's and the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall quality of services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board believes that, for many of the Fund's shareholders, the investment involves the selection of the Investment Adviser as the investment adviser to the Fund. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Trustees

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Trust's and the Fund's Investment Advisory Agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Trust's/Fund's portfolio management team regarding investment strategies used by the Trust/Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Trust/Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as other mutual funds and offshore funds under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Trust/Fund portfolio holdings, allocation of Trust/Fund brokerage fees, the Trust's/Fund's portfolio turnover statistics, and direct and indirect benefits


          MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005             27
to the Investment Adviser and its affiliates from their relationship with the Trust/Fund.

Certain Specific Renewal Data

In connection with the most recent renewal of the Trust's and each Fund's Investment Advisory Agreement, in May 2005, the independent trustees' and Board's review included the following:

The Investment Adviser's Services and Fund Performance -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of each Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. The Board compared each Fund's performance -- both including and excluding the effects of the Trust's/Fund's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Board noted that, for the periods ended March 31, 2005, the Fund's performance ranked in the third quintile for the one- and five-year periods, and it ranked in the fourth quintile for the five-year period. The Board also noted that the Fund's performance for each period was very close to the median of funds with the same investment objective. The Board concluded that the Fund's performance was consistent with the Trust's/Fund's investment objective and the renewal of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviews at least annually the investment objectives and strategies of the Trust and each Fund. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Trust's/Fund's portfolio managers. The Board also considered the experience of the Trust's/Fund's portfolio management team and noted that each of Ms. Jelilian and Messrs. Russo, Hewson and Costa, the Trust's/Fund's portfolio managers, has over ten years of investment experience. The Board concluded that the Investment Adviser and its investment staff and the Trust's/Fund's portfolio managers have extensive experience in analyzing and managing the types of investments used by the Trust and the Fund and that the Trust and the Fund benefit from that expertise.

Management Fees and Other Expenses -- The Board reviews the Trust's/Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Trust's/Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients such as other mutual funds and offshore funds, with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to the Trust/Fund. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Trust/Fund, but determined that the Investment Adviser provided less extensive services to such clients. The Board noted that the actual and contractual management fee for the Fund are lower than the median of the fees charged by its peer group. The Board concluded that the Trust's/Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability -- The Board considers the cost of the services provided to the Trust and/or the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Trust and the Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of the services provided.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Trust and the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Trust and the Fund to participate in these


28        MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005

Disclosure of Investment Advisory Agreement (concluded)

economies of scale. While there was no evidence to date that the Trust's or the Fund's assets have reached a level where such economies are effectively available, the Board will continue to seek information relating to economies of scale. The Board also considered the Investment Adviser's agreement not to charge the Fund's advisory fee in the amount of the Fund's share of the investment advisory fee paid by the Trust so long as the Fund remains invested in the Trust. The Board determined that the current management fee structure was reasonable and that no changes were currently necessary.

Conclusion

After the independent trustees deliberated in executive session, the entire Board including all of the independent trustees, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders of the Fund.

Proxy Results

During the six-month period ended June 30, 2005, Merrill Lynch Index Funds, Inc.'s shareholders voted on the following proposals. At a shareholders' meeting on January 31, 2005, the meeting was adjourned until February 28, 2005, at which time Proposals 1, 2A, 2B, 3 and 4G passed. With respect to Proposals 4B and 4C, the meeting was adjourned until April 5, 2005, at which time the proposals were withdrawn because sufficient votes were not received to take action on them. A description of the proposals and number of shares voted were as follows:

----------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted      Shares Withheld
                                                                                    For            From Voting
----------------------------------------------------------------------------------------------------------------
1. To elect the Corporation's Board of Directors:  Robert C. Doll, Jr.          126,735,790         2,729,763
                                                   Donald W. Burton             126,724,603         2,740,950
                                                   Laurie Simon Hodrick         126,734,739         2,730,814
                                                   John F. O'Brien              126,718,644         2,746,909
                                                   David H. Walsh               126,712,755         2,752,798
                                                   Fred G. Weiss                126,742,385         2,723,168
----------------------------------------------------------------------------------------------------------------

                                                                    Shares Voted     Shares Voted   Shares Voted
                                                                         For           Against        Abstain
----------------------------------------------------------------------------------------------------------------
2A. To approve changes to fundamental investment restriction
    on borrowing.                                                    119,758,262      5,903,664      3,803,627
----------------------------------------------------------------------------------------------------------------
2B. To approve changes to fundamental investment restriction
    on lending.                                                      119,745,623      5,780,657      3,939,273
----------------------------------------------------------------------------------------------------------------
3.  To consider and act upon a proposed investment advisory
    agreement for each Fund.                                         120,125,914      5,070,532      4,269,107
----------------------------------------------------------------------------------------------------------------
4G. To approve an amendment to charter provisions regarding
    fund officers.                                                   119,297,236      5,621,537      4,546,779
----------------------------------------------------------------------------------------------------------------
4B. To approve an amendment and restatement of the charter
    provisions regarding redemption of fund shares.                   57,755,301      1,815,431      1,111,605
----------------------------------------------------------------------------------------------------------------
4C. To approve a charter amendment to permit the Corporation to
    terminate and wind up affairs without a shareholder vote.         56,933,877      2,527,249      1,221,200
----------------------------------------------------------------------------------------------------------------


          MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005             29

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


30        MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


          MERRILL LYNCH S&P 500 INDEX FUND          JUNE 30, 2005             31

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Index Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                #Index 4 -- 6/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments

Master S&P 500 Index Series
Schedule of Investments as of June 30, 2005

                                       Shares
Industry*                                Held  Common Stocks                                                         Value
--------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense - 2.3%            228,220  Boeing Co.                                                  $    15,062,520
                                       57,848  General Dynamics Corp.                                            6,336,670
                                       39,287  Goodrich Corp.                                                    1,609,196
                                      242,877  Honeywell International, Inc.                                     8,896,585
                                       35,274  L-3 Communications Holdings, Inc.                                 2,701,283
                                      116,970  Lockheed Martin Corp.                                             7,587,844
                                      105,152  Northrop Grumman Corp. (c)                                        5,809,648
                                      114,274  Raytheon Co.                                                      4,470,399
                                       45,715  Rockwell Collins, Inc.                                            2,179,691
                                      285,496  United Technologies Corp.                                        14,660,220
                                                                                                           ---------------
                                                                                                                69,314,056
--------------------------------------------------------------------------------------------------------------------------
Air Freight &                          85,608  FedEx Corp.                                                       6,935,104
Logistics - 1.0%                       15,974  Ryder System, Inc.                                                  584,648
                                      311,000  United Parcel Service, Inc. Class B                              21,508,760
                                                                                                           ---------------
                                                                                                                29,028,512
--------------------------------------------------------------------------------------------------------------------------
Airlines - 0.1%                        59,876  Delta Air Lines, Inc. (a)(c)                                        225,134
                                      202,995  Southwest Airlines Co.                                            2,827,720
                                                                                                           ---------------
                                                                                                                 3,052,854
--------------------------------------------------------------------------------------------------------------------------
Auto Components - 0.2%                 19,230  Cooper Tire & Rubber Co.                                            357,101
                                       39,245  Dana Corp.                                                          589,067
                                      145,925  Delphi Corp.                                                        678,551
                                       60,593  The Goodyear Tire & Rubber Co. (a)(c)                               902,836
                                       48,320  Johnson Controls, Inc.                                            2,721,866
                                       31,826  Visteon Corp. (a)                                                   191,911
                                                                                                           ---------------
                                                                                                                 5,441,332
--------------------------------------------------------------------------------------------------------------------------
Automobiles - 0.5%                    510,199  Ford Motor Co.                                                    5,224,438
                                      162,406  General Motors Corp. (c)                                          5,521,804
                                       76,059  Harley-Davidson, Inc. (c)                                         3,772,526
                                                                                                           ---------------
                                                                                                                14,518,768
--------------------------------------------------------------------------------------------------------------------------
Beverages - 2.3%                      222,985  Anheuser-Busch Cos., Inc.                                        10,201,564
                                       31,688  Brown-Forman Corp. Class B                                        1,915,856
                                      630,428  The Coca-Cola Co.                                                26,320,369
                                      109,487  Coca-Cola Enterprises, Inc.                                       2,409,809
                                       24,883  Molson Coors Brewing Co. Class B                                  1,542,746
                                       67,222  Pepsi Bottling Group, Inc.                                        1,923,221
                                      467,288  PepsiCo, Inc.                                                    25,200,842
                                                                                                           ---------------
                                                                                                                69,514,407
--------------------------------------------------------------------------------------------------------------------------
Biotechnology - 1.3%                  347,647  Amgen, Inc. (a)                                                  21,018,738
                                       52,655  Applera Corp. - Applied Biosystems Group                          1,035,724
                                       93,140  Biogen Idec, Inc. (a)                                             3,208,673
                                       46,534  Chiron Corp. (a)                                                  1,623,571
                                       72,180  Genzyme Corp. (a)                                                 4,337,296
                                      110,900  Gilead Sciences, Inc. (a)                                         4,878,491
                                       75,652  Medimmune, Inc. (a)                                               2,021,421
                                                                                                           ---------------
                                                                                                                38,123,914
--------------------------------------------------------------------------------------------------------------------------
Building Products - 0.2%               54,900  American Standard Cos., Inc.                                      2,301,408
                                      114,879  Masco Corp.                                                       3,648,557
                                                                                                           ---------------
                                                                                                                 5,949,965
--------------------------------------------------------------------------------------------------------------------------

Master S&P 500 Index Series
Schedule of Investments as of June 30, 2005

                                       Shares
Industry*                                Held  Common Stocks                                                         Value
--------------------------------------------------------------------------------------------------------------------------
Capital Markets - 2.8%                223,495  The Bank of New York Co., Inc.                              $     6,432,186
                                       31,411  The Bear Stearns Cos., Inc.                                       3,264,859
                                      351,168  The Charles Schwab Corp.                                          3,961,175
                                       93,600  E*Trade Financial Corp. (a)                                       1,309,464
                                       25,700  Federated Investors, Inc. Class B                                   771,257
                                       59,486  Franklin Resources, Inc.                                          4,579,232
                                      127,500  Goldman Sachs Group, Inc.                                        13,007,550
                                       61,305  Janus Capital Group, Inc.                                           922,027
                                       73,978  Lehman Brothers Holdings, Inc.                                    7,344,536
                                      107,716  Mellon Financial Corp.                                            3,090,372
                                      259,367  Merrill Lynch & Co., Inc. (b)                                    14,267,779
                                      310,498  Morgan Stanley                                                   16,291,830
                                       67,327  Northern Trust Corp.                                              3,069,438
                                       98,323  State Street Corp.                                                4,744,085
                                       32,724  T. Rowe Price Group, Inc.                                         2,048,522
                                                                                                           ---------------
                                                                                                                85,104,312
--------------------------------------------------------------------------------------------------------------------------
Chemicals - 1.6%                       57,947  Air Products & Chemicals, Inc.                                    3,494,204
                                      259,776  The Dow Chemical Co.                                             11,567,825
                                      278,173  E.I. du Pont de Nemours & Co.                                    11,964,221
                                       26,550  Eastman Chemical Co.                                              1,464,233
                                       66,514  Ecolab, Inc.                                                      2,152,393
                                       31,697  Engelhard Corp.                                                     904,949
                                       11,935  Great Lakes Chemical Corp.                                          375,594
                                       26,559  Hercules, Inc. (a)                                                  375,810
                                       23,796  International Flavors & Fragrances, Inc.                            861,891
                                       76,177  Monsanto Co.                                                      4,789,248
                                       44,287  PPG Industries, Inc.                                              2,779,452
                                       83,446  Praxair, Inc.                                                     3,888,584
                                       54,503  Rohm & Haas Co. (c)                                               2,525,669
                                       19,123  Sigma-Aldrich Corp.                                               1,071,653
                                                                                                           ---------------
                                                                                                                48,215,726
--------------------------------------------------------------------------------------------------------------------------
Commercial Banks - 5.8%                91,703  AmSouth Bancorp (c)                                               2,384,278
                                      144,300  BB&T Corp.                                                        5,767,671
                                    1,129,906  Bank of America Corp.                                            51,535,013
                                       52,291  Comerica, Inc.                                                    3,022,420
                                       33,602  Compass Bancshares, Inc.                                          1,512,090
                                      152,156  Fifth Third Bancorp                                               6,270,349
                                       31,700  First Horizon National Corp.                                      1,337,740
                                       59,729  Huntington Bancshares, Inc.                                       1,441,858
                                      113,410  Keycorp                                                           3,759,542
                                       30,500  M&T Bank Corp.                                                    3,207,380
                                       57,700  Marshall & Ilsley Corp.                                           2,564,765
                                      175,356  National City Corp.                                               5,983,147
                                      121,192  North Fork Bancorporation, Inc.                                   3,404,283
                                       83,568  PNC Financial Services Group, Inc.                                4,551,113
                                      119,954  Regions Financial Corp.                                           4,064,042
                                       97,099  SunTrust Banks, Inc.                                              7,014,432
                                       75,051  Synovus Financial Corp.                                           2,151,712
                                      510,865  U.S. Bancorp                                                     14,917,258
                                      438,926  Wachovia Corp.                                                   21,770,730

Master S&P 500 Index Series
Schedule of Investments as of June 30, 2005

                                       Shares
Industry*                                Held  Common Stocks                                                         Value
--------------------------------------------------------------------------------------------------------------------------
                                      472,522  Wells Fargo & Co.                                           $    29,097,905
                                       22,702  Zions Bancorporation                                              1,669,278
                                                                                                           ---------------
                                                                                                               177,427,006
--------------------------------------------------------------------------------------------------------------------------
Commercial Services &                  68,678  Allied Waste Industries, Inc. (a)                                   544,617
Supplies - 0.7%                        27,758  Avery Dennison Corp.                                              1,470,064
                                      276,825  Cendant Corp.                                                     6,192,575
                                       47,802  Cintas Corp.                                                      1,845,157
                                       35,802  Equifax, Inc.                                                     1,278,489
                                       29,939  Monster Worldwide, Inc. (a)                                         858,651
                                       60,182  Pitney Bowes, Inc.                                                2,620,926
                                       51,495  RR Donnelley & Sons Co.                                           1,777,092
                                       44,411  Robert Half International, Inc.                                   1,108,943
                                      150,514  Waste Management, Inc.                                            4,265,567
                                                                                                           ---------------
                                                                                                                21,962,081
--------------------------------------------------------------------------------------------------------------------------
Communications                         27,765  ADC Telecommunications, Inc. (a)                                    604,444
Equipment - 2.6%                       46,439  Andrew Corp. (a)(c)                                                 592,562
                                      122,282  Avaya, Inc. (a)                                                   1,017,386
                                      144,595  Ciena Corp. (a)                                                     302,204
                                    1,786,271  Cisco Systems, Inc. (a)                                          34,135,639
                                       55,243  Comverse Technology, Inc. (a)(c)                                  1,306,497
                                      369,675  Corning, Inc. (a)                                                 6,143,999
                                          276  Enterasys Networks, Inc. (a)                                            248
                                      485,287  JDS Uniphase Corp. (a)                                              737,636
                                    1,262,458  Lucent Technologies, Inc. (a)(c)                                  3,673,753
                                      672,169  Motorola, Inc.                                                   12,273,806
                                      458,760  Qualcomm, Inc.                                                   15,143,668
                                       39,894  Scientific-Atlanta, Inc.                                          1,327,273
                                      145,587  Tellabs, Inc. (a)                                                 1,266,607
                                                                                                           ---------------
                                                                                                                78,525,722
--------------------------------------------------------------------------------------------------------------------------
Computers &                           223,934  Apple Computer, Inc. (a)                                          8,243,011
Peripherals - 3.6%                    676,216  Dell, Inc. (a)                                                   26,717,294
                                      642,054  EMC Corp. (a)                                                     8,802,560
                                       82,198  Gateway, Inc. (a)                                                   271,253
                                      825,917  Hewlett-Packard Co.                                              19,417,309
                                      451,467  International Business Machines Corp.                            33,498,851
                                       38,239  Lexmark International, Inc. Class A (a)                           2,479,034
                                       47,736  NCR Corp. (a)                                                     1,676,488
                                       90,921  Network Appliance, Inc. (a)                                       2,570,337
                                       29,508  QLogic Corp. (a)                                                    910,912
                                      962,556  Sun Microsystems, Inc. (a)                                        3,590,334
                                                                                                           ---------------
                                                                                                               108,177,383
--------------------------------------------------------------------------------------------------------------------------
Construction &                         21,461  Fluor Corp.                                                       1,235,939
Engineering - 0.0%
--------------------------------------------------------------------------------------------------------------------------
Construction Materials - 0.1%          26,047  Vulcan Materials Co. (c)                                          1,692,795
--------------------------------------------------------------------------------------------------------------------------
Consumer Finance - 1.3%               332,484  American Express Co.                                             17,698,123
                                       65,867  Capital One Financial Corp. (c)                                   5,270,019
                                      338,672  MBNA Corp.                                                        8,859,660
                                       74,573  Providian Financial Corp. (a)                                     1,314,722
                                      122,630  SLM Corp. (c)                                                     6,229,604
                                                                                                           ---------------
                                                                                                                39,372,128
--------------------------------------------------------------------------------------------------------------------------

Master S&P 500 Index Series
Schedule of Investments as of June 30, 2005

                                       Shares
Industry*                                Held  Common Stocks                                                         Value
--------------------------------------------------------------------------------------------------------------------------
Containers & Packaging - 0.2%          29,260  Ball Corp.                                                  $     1,052,190
                                       27,336  Bemis Co.                                                           725,497
                                       40,125  Pactiv Corp. (a)                                                    865,897
                                       21,969  Sealed Air Corp. (a)                                              1,093,837
                                       38,206  Temple-Inland, Inc.                                               1,419,353
                                                                                                           ---------------
                                                                                                                 5,156,774
--------------------------------------------------------------------------------------------------------------------------
Distributors - 0.1%                    45,314  Genuine Parts Co. (c)                                             1,861,952
--------------------------------------------------------------------------------------------------------------------------
Diversified Consumer                   48,700  Apollo Group, Inc. Class A (a)                                    3,809,314
Services - 0.2%                        48,685  H&R Block, Inc.                                                   2,840,770
                                                                                                           ---------------
                                                                                                                 6,650,084
--------------------------------------------------------------------------------------------------------------------------
Diversified Financial                  59,500  CIT Group, Inc.                                                   2,556,715
Services - 3.7%                     1,456,836  Citigroup, Inc.                                                  67,349,528
                                      990,056  JPMorgan Chase & Co.                                             34,968,778
                                       78,180  Moody's Corp. (c)                                                 3,514,973
                                       81,400  Principal Financial Group                                         3,410,660
                                                                                                           ---------------
                                                                                                               111,800,654
--------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication         229,792  AT&T Corp.                                                        4,375,240
Services - 2.9%                        95,837  Alltel Corp.                                                      5,968,728
                                      497,934  BellSouth Corp. (c)                                              13,230,106
                                       36,577  CenturyTel, Inc.                                                  1,266,662
                                      116,518  Citizens Communications Co.                                       1,566,002
                                      461,445  Qwest Communications International Inc. (a)                       1,711,961
                                      920,605  SBC Communications, Inc. (c)                                     21,864,369
                                      413,200  Sprint Corp. (c)                                                 10,367,188
                                      771,928  Verizon Communications, Inc.                                     26,670,112
                                                                                                           ---------------
                                                                                                                87,020,368
--------------------------------------------------------------------------------------------------------------------------
Electric Utilities - 2.1%              35,320  Allegheny Energy, Inc. (a)(c)                                       890,770
                                       48,181  Ameren Corp.                                                      2,664,409
                                      117,720  American Electric Power Co., Inc.                                 4,340,336
                                       82,670  Centerpoint Energy, Inc.                                          1,092,071
                                       55,628  Cinergy Corp.                                                     2,493,247
                                       73,825  Consolidated Edison, Inc. (c)                                     3,457,963
                                       40,438  DTE Energy Co. (c)                                                1,891,285
                                       84,099  Edison International                                              3,410,214
                                       65,755  Entergy Corp.                                                     4,967,790
                                      188,628  Exelon Corp. (c)                                                  9,682,275
                                      109,814  FPL Group, Inc. (c)                                               4,618,777
                                       84,416  FirstEnergy Corp.                                                 4,061,254
                                      107,577  PG&E Corp.                                                        4,038,441
                                       46,832  PPL Corp.                                                         2,780,884
                                       23,232  Pinnacle West Capital Corp.                                       1,032,662
                                       77,226  Progress Energy, Inc. (c)                                         3,493,704
                                          900  Progress Energy, Inc. (a)                                               108
                                      197,423  The Southern Co.                                                  6,844,655
                                       50,496  TECO Energy, Inc.                                                   954,879
                                      103,602  Xcel Energy, Inc.                                                 2,022,311
                                                                                                           ---------------
                                                                                                                64,738,035
--------------------------------------------------------------------------------------------------------------------------

Master S&P 500 Index Series
Schedule of Investments as of June 30, 2005

                                       Shares
Industry*                                Held  Common Stocks                                                         Value
--------------------------------------------------------------------------------------------------------------------------
Electrical Equipment - 0.4%            51,244  American Power Conversion Corp.                             $     1,208,846
                                       23,952  Cooper Industries Ltd. Class A                                    1,530,533
                                      112,248  Emerson Electric Co.                                              7,030,092
                                       46,815  Rockwell Automation, Inc.                                         2,280,359
                                                                                                           ---------------
                                                                                                                12,049,830
--------------------------------------------------------------------------------------------------------------------------
Electronic Equipment &                124,610  Agilent Technologies, Inc. (a)                                    2,868,522
Instruments -0.3%                      45,864  Jabil Circuit, Inc. (a)                                           1,409,401
                                       48,562  Molex, Inc.                                                       1,264,554
                                      172,363  Sanmina-SCI Corp. (a)                                               942,826
                                      222,512  Solectron Corp. (a)                                                 843,320
                                       60,611  Symbol Technologies, Inc.                                           598,231
                                       23,136  Tektronix, Inc.                                                     538,375
                                                                                                           ---------------
                                                                                                                 8,465,229
--------------------------------------------------------------------------------------------------------------------------
Energy Equipment &                     48,500  BJ Services Co. (c)                                               2,545,280
Services - 1.3%                        86,244  Baker Hughes, Inc. (c)                                            4,412,243
                                      134,504  Halliburton Co. (c)                                               6,431,981
                                       46,615  Nabors Industries Ltd. (a)(c)                                     2,825,801
                                       45,236  National Oilwell Varco, Inc. (a)                                  2,150,519
                                       42,979  Noble Corp. (c)                                                   2,643,638
                                       38,272  Rowan Cos., Inc. (a)(c)                                           1,137,061
                                      159,954  Schlumberger Ltd. (c)                                            12,146,907
                                       92,941  Transocean, Inc. (a)                                              5,016,026
                                                                                                           ---------------
                                                                                                                39,309,456
--------------------------------------------------------------------------------------------------------------------------
Food & Staples                        100,266  Albertson's, Inc. (c)                                             2,073,501
Retailing - 2.8%                      230,636  CVS Corp.                                                         6,704,589
                                      134,624  Costco Wholesale Corp.                                            6,033,848
                                      191,624  The Kroger Co. (a)                                                3,646,605
                                      112,258  Safeway, Inc.                                                     2,535,908
                                       31,942  Supervalu, Inc.                                                   1,041,629
                                      168,200  Sysco Corp. (c)                                                   6,087,158
                                      939,955  Wal-Mart Stores, Inc.                                            45,305,831
                                      278,524  Walgreen Co.                                                     12,809,319
                                                                                                           ---------------
                                                                                                                86,238,388
--------------------------------------------------------------------------------------------------------------------------
Food Products - 1.2%                  166,634  Archer-Daniels-Midland Co. (c)                                    3,562,635
                                      104,935  Campbell Soup Co.                                                 3,228,850
                                      138,878  ConAgra Foods, Inc.                                               3,216,414
                                      104,760  General Mills, Inc.                                               4,901,720
                                       89,636  HJ Heinz Co.                                                      3,174,907
                                       65,356  The Hershey Co.                                                   4,058,608
                                      105,165  Kellogg Co.                                                       4,673,533
                                       35,300  McCormick & Co., Inc.                                             1,153,604
                                      203,041  Sara Lee Corp.                                                    4,022,242
                                       57,770  Wm. Wrigley Jr. Co.                                               3,976,887
                                                                                                           ---------------
                                                                                                                35,969,400
--------------------------------------------------------------------------------------------------------------------------
Gas Utilities - 0.1%                   41,161  KeySpan Corp.                                                     1,675,253
                                       63,437  NiSource, Inc.                                                    1,568,797
                                       11,254  Nicor, Inc.                                                         463,327
                                        9,504  Peoples Energy Corp.                                                413,044
                                                                                                           ---------------
                                                                                                                 4,120,421
--------------------------------------------------------------------------------------------------------------------------

Master S&P 500 Index Series
Schedule of Investments as of June 30, 2005

                                       Shares
Industry*                                Held  Common Stocks                                                         Value
--------------------------------------------------------------------------------------------------------------------------
Health Care Equipment &                13,787  Bausch & Lomb, Inc.                                         $     1,144,321
Supplies - 2.2%                       177,227  Baxter International, Inc.                                        6,575,122
                                       65,195  Becton Dickinson & Co.                                            3,420,782
                                       75,535  Biomet, Inc.                                                      2,616,532
                                      218,064  Boston Scientific Corp. (a)                                       5,887,728
                                       26,918  CR Bard, Inc.                                                     1,790,316
                                       36,400  Fisher Scientific International (a)                               2,362,360
                                       90,621  Guidant Corp.                                                     6,098,793
                                       40,111  Hospira, Inc. (a)                                                 1,564,329
                                      337,040  Medtronic, Inc.                                                  17,455,302
                                       11,255  Millipore Corp. (a)                                                 638,496
                                       28,184  PerkinElmer, Inc.                                                   532,678
                                       95,488  St. Jude Medical, Inc. (a)                                        4,164,232
                                      109,910  Stryker Corp.                                                     5,227,320
                                       43,257  Thermo Electron Corp. (a)                                         1,162,316
                                       31,020  Waters Corp. (a)                                                  1,153,013
                                       68,277  Zimmer Holdings, Inc. (a)                                         5,200,659
                                                                                                           ---------------
                                                                                                                66,994,299
--------------------------------------------------------------------------------------------------------------------------
Health Care Providers &                83,184  Aetna, Inc. New Shares                                            6,889,299
Services - 2.8%                        32,943  AmerisourceBergen Corp.                                           2,278,008
                                      121,091  Cardinal Health, Inc.                                             6,972,420
                                      119,035  Caremark Rx, Inc. (a)                                             5,299,438
                                       39,596  Cigna Corp.                                                       4,237,960
                                       45,000  Express Scripts, Inc. (a)                                         2,249,100
                                      121,696  HCA, Inc.                                                         6,896,512
                                       77,400  Health Management Associates, Inc. Class A                        2,026,332
                                       41,904  Humana, Inc. (a)                                                  1,665,265
                                       61,940  IMS Health, Inc.                                                  1,534,254
                                       35,700  Laboratory Corp. of America Holdings (a)                          1,781,430
                                       23,104  Manor Care, Inc.                                                    917,922
                                       85,984  McKesson Corp.                                                    3,851,223
                                       79,701  Medco Health Solutions, Inc. (a)                                  4,252,845
                                       51,600  Quest Diagnostics                                                 2,748,732
                                      121,237  Tenet Healthcare Corp. (a)(c)                                     1,483,941
                                      357,556  UnitedHealth Group, Inc.                                         18,642,970
                                      167,184  WellPoint, Inc. (a)                                              11,642,694
                                                                                                           ---------------
                                                                                                                85,370,345
--------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants &                 152,380  Carnival Corp. (c)                                                8,312,329
Leisure - 1.6%                         42,407  Darden Restaurants, Inc.                                          1,398,583
                                       52,030  Harrah's Entertainment, Inc.                                      3,749,802
                                      107,631  Hilton Hotels Corp.                                               2,566,999
                                      100,020  International Game Technology (c)                                 2,815,563
                                       58,827  Marriott International, Inc. Class A                              4,013,178
                                      354,018  McDonald's Corp.                                                  9,824,000
                                      114,012  Starbucks Corp. (a)                                               5,889,860
                                       61,968  Starwood Hotels & Resorts Worldwide, Inc.                         3,629,466
                                       38,672  Wendy's International, Inc.                                       1,842,721
                                       75,134  Yum! Brands, Inc.                                                 3,912,979
                                                                                                           ---------------
                                                                                                                47,955,480
--------------------------------------------------------------------------------------------------------------------------

Master S&P 500 Index Series
Schedule of Investments as of June 30, 2005

                                       Shares
Industry*                                Held  Common Stocks                                                         Value
--------------------------------------------------------------------------------------------------------------------------
Household Durables - 0.6%              25,442  Black & Decker Corp.                                        $     2,285,964
                                       31,368  Centex Corp.                                                      2,216,777
                                       37,815  Fortune Brands, Inc.                                              3,357,972
                                       26,722  KB HOME                                                           2,037,018
                                       49,816  Leggett & Platt, Inc.                                             1,324,109
                                       20,303  Maytag Corp. (c)                                                    317,945
                                       69,954  Newell Rubbermaid, Inc.                                           1,667,703
                                       35,586  Pulte Homes, Inc.                                                 2,998,121
                                       15,252  Snap-On, Inc.                                                       523,144
                                       20,743  The Stanley Works                                                   944,636
                                       22,860  Whirlpool Corp.                                                   1,602,715
                                                                                                           ---------------
                                                                                                                19,276,104
--------------------------------------------------------------------------------------------------------------------------
Household Products - 1.8%              46,998  Clorox Co.                                                        2,618,729
                                      150,881  Colgate-Palmolive Co.                                             7,530,471
                                      138,123  Kimberly-Clark Corp.                                              8,645,119
                                      691,096  Procter & Gamble Co. (c)                                         36,455,314
                                                                                                           ---------------
                                                                                                                55,249,633
--------------------------------------------------------------------------------------------------------------------------
IT Services - 1.1%                     39,400  Affiliated Computer Services, Inc. Class A (a)                    2,013,340
                                      155,580  Automatic Data Processing, Inc.                                   6,529,693
                                       46,050  Computer Sciences Corp. (a)                                       2,012,385
                                       37,514  Convergys Corp. (a)                                                 533,449
                                      133,987  Electronic Data Systems Corp.                                     2,579,250
                                      219,700  First Data Corp.                                                  8,818,758
                                       60,592  Fiserv, Inc. (a)                                                  2,602,426
                                      109,558  Paychex, Inc.                                                     3,565,017
                                       35,773  Sabre Holdings Corp. Class A                                        713,671
                                       74,700  Sungard Data Systems, Inc. (a)                                    2,627,199
                                       85,182  Unisys Corp. (a)                                                    539,202
                                                                                                           ---------------
                                                                                                                32,534,390
--------------------------------------------------------------------------------------------------------------------------
Independent Power Producers           166,760  The AES Corp. (a)                                                 2,731,529
& Energy Traders - 0.7%               202,360  Calpine Corp. (a)(c)                                                688,024
                                       54,049  Constellation Energy Group, Inc.                                  3,118,087
                                      249,819  Duke Energy Corp. (c)                                             7,427,119
                                      111,571  Dynegy, Inc. Class A (a)                                            542,235
                                       69,822  TXU Corp.                                                         5,801,510
                                                                                                           ---------------
                                                                                                                20,308,504
--------------------------------------------------------------------------------------------------------------------------
Industrial                            215,088  3M Co.                                                           15,550,862
Conglomerates - 4.5%                2,963,681  General Electric Co.                                            102,691,547
                                       35,814  Textron, Inc.                                                     2,716,492
                                      561,025  Tyco International Ltd. (c)                                      16,381,930
                                                                                                           ---------------
                                                                                                               137,340,831
--------------------------------------------------------------------------------------------------------------------------
Insurance - 4.3%                       72,410  ACE Ltd.                                                          3,247,588
                                       27,366  AMBAC Financial Group, Inc.                                       1,909,052
                                       79,485  AON Corp.                                                         1,990,304
                                      130,499  Aflac, Inc. (c)                                                   5,647,997
                                      193,844  The Allstate Corp.                                               11,582,179
                                      725,807  American International Group, Inc.                               42,169,387
                                       56,653  Chubb Corp.                                                       4,850,063
                                       45,791  Cincinnati Financial Corp.                                        1,811,492
                                       84,925  Hartford Financial Services Group, Inc.                           6,350,692

Master S&P 500 Index Series
Schedule of Investments as of June 30, 2005

                                       Shares
Industry*                                Held  Common Stocks                                                         Value
--------------------------------------------------------------------------------------------------------------------------
                                       35,236  Jefferson-Pilot Corp.                                       $     1,776,599
                                       46,519  Lincoln National Corp.                                            2,182,671
                                       47,090  Loews Corp.                                                       3,649,475
                                       37,745  MBIA, Inc.                                                        2,238,656
                                      150,498  Marsh & McLennan Cos., Inc.                                       4,168,795
                                      195,642  Metlife, Inc.                                                     8,792,151
                                       52,800  The Progressive Corp.                                             5,217,168
                                      140,700  Prudential Financial, Inc.                                        9,238,362
                                       38,222  Safeco Corp.                                                      2,076,983
                                      182,227  The St. Paul Travelers Cos., Inc. (c)                             7,203,433
                                       29,056  Torchmark Corp.                                                   1,516,723
                                       90,367  UnumProvident Corp.                                               1,655,523
                                       35,205  XL Capital Ltd. Class A (c)                                       2,619,956
                                                                                                           ---------------
                                                                                                               131,895,249
--------------------------------------------------------------------------------------------------------------------------
Internet & Catalog                    332,100  Bay, Inc. (a)                                                    10,962,621
Retail - 0.4%
--------------------------------------------------------------------------------------------------------------------------
Internet Software &                   357,160  Yahoo!, Inc. (a)                                                 12,375,594
Services - 0.4%
--------------------------------------------------------------------------------------------------------------------------
Leisure Equipment &                    24,064  Brunswick Corp.                                                   1,042,452
Products - 0.2%                        85,253  Eastman Kodak Co.                                                 2,289,043
                                       45,394  Hasbro, Inc.                                                        943,741
                                      102,834  Mattel, Inc.                                                      1,881,862
                                                                                                           ---------------
                                                                                                                 6,157,098
--------------------------------------------------------------------------------------------------------------------------
Machinery - 1.4%                       96,644  Caterpillar, Inc.                                                 9,211,140
                                       15,609  Cummins, Inc.                                                     1,164,587
                                       77,550  Danaher Corp. (c)                                                 4,058,967
                                       72,098  Deere & Co.                                                       4,721,698
                                       52,559  Dover Corp.                                                       1,912,096
                                       46,150  Eaton Corp.                                                       2,764,385
                                       23,796  ITT Industries, Inc.                                              2,323,203
                                       77,921  Illinois Tool Works, Inc.                                         6,208,745
                                       51,298  Ingersoll-Rand Co. Class A                                        3,660,112
                                       18,458  Navistar International Corp. (a)                                    590,656
                                       44,574  Paccar, Inc.                                                      3,031,032
                                       31,903  Pall Corp.                                                          968,575
                                       36,188  Parker Hannifin Corp.                                             2,244,018
                                                                                                           ---------------
                                                                                                                42,859,214
--------------------------------------------------------------------------------------------------------------------------
Media - 3.7%                          154,454  Clear Channel Communications, Inc. (c)                            4,777,262
                                      497,643  Comcast Corp. Class A (a)(c)                                     15,277,640
                                      118,605  Comcast Corp. Special Class A (a)                                 3,552,220
                                       20,719  Dow Jones & Co., Inc.                                               734,489
                                       73,779  Gannett Co., Inc. (c)                                             5,247,900
                                      103,586  Interpublic Group of Cos., Inc. (a)(c)                            1,261,677
                                       20,451  Knight-Ridder, Inc.                                               1,254,464
                                       97,816  The McGraw-Hill Cos., Inc.                                        4,328,358
                                       13,021  Meredith Corp.                                                      638,810
                                       38,047  New York Times Co. Class A                                        1,185,164
                                      792,100  News Corp. Class A                                               12,816,178
                                       54,397  Omnicom Group                                                     4,344,144
                                    1,308,884  Time Warner, Inc. (a)                                            21,871,452
                                       79,542  Tribune Co. (c)                                                   2,798,288
                                       81,771  Univision Communications, Inc. Class A (a)                        2,252,791

Master S&P 500 Index Series
Schedule of Investments as of June 30, 2005

                                       Shares
Industry*                                Held  Common Stocks                                                         Value
--------------------------------------------------------------------------------------------------------------------------
                                      449,463  Viacom, Inc. Class B                                        $    14,391,805
                                      570,547  Walt Disney Co.                                                  14,366,373
                                                                                                           ---------------
                                                                                                               111,099,015
--------------------------------------------------------------------------------------------------------------------------
Metals & Mining - 0.7%                247,145  Alcoa, Inc.                                                       6,457,899
                                       21,728  Allegheny Technologies, Inc.                                        479,320
                                       56,534  Freeport-McMoRan Copper & Gold, Inc. Class B                      2,116,633
                                      129,186  Newmont Mining Corp.                                              5,042,130
                                       45,732  Nucor Corp.                                                       2,086,294
                                       28,488  Phelps Dodge Corp.                                                2,635,140
                                       34,422  United States Steel Corp.                                         1,183,084
                                                                                                           ---------------
                                                                                                                20,000,500
--------------------------------------------------------------------------------------------------------------------------
Multi-Utilities - 0.5%                 70,614  CMS Energy Corp. (a)(c)                                           1,063,447
                                       95,353  Dominion Resources, Inc.                                          6,997,957
                                       71,164  Public Service Enterprise Group, Inc. (c)                         4,328,194
                                       58,838  Sempra Energy                                                     2,430,598
                                                                                                           ---------------
                                                                                                                14,820,196
--------------------------------------------------------------------------------------------------------------------------
Multiline Retail - 1.3%                29,595  Big Lots, Inc. (a)                                                  391,838
                                       21,664  Dillard's, Inc. Class A                                             507,371
                                       81,750  Dollar General Corp.                                              1,664,430
                                       43,364  Family Dollar Stores, Inc.                                        1,131,800
                                       50,467  Federated Department Stores (c)                                   3,698,222
                                       79,398  JC Penney Co., Inc.                                               4,174,747
                                       87,809  Kohl's Corp. (a)                                                  4,909,401
                                       86,528  The May Department Stores Co.                                     3,474,964
                                       35,536  Nordstrom, Inc.                                                   2,415,382
                                       29,907  Sears Holdings Corp. (a)                                          4,482,162
                                      243,635  Target Corp.                                                     13,256,180
                                                                                                           ---------------
                                                                                                                40,106,497
--------------------------------------------------------------------------------------------------------------------------
Office Electronics - 0.1%             248,002  Xerox Corp. (a)                                                   3,419,948
--------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable                  28,367  Amerada Hess Corp. (c)                                            3,021,369
Fuels - 7.6%                           70,161  Anadarko Petroleum Corp.                                          5,763,726
                                       83,542  Apache Corp.                                                      5,396,813
                                       21,258  Ashland, Inc. (a)                                                 1,527,812
                                      101,236  Burlington Resources, Inc.                                        5,592,277
                                      586,100  Chevron Corp.                                                    32,774,712
                                      388,178  ConocoPhillips                                                   22,316,353
                                      124,594  Devon Energy Corp.                                                6,314,424
                                       72,340  EOG Resources, Inc. (c)                                           4,108,912
                                      156,715  El Paso Corp. (c)                                                 1,805,357
                                    1,777,912  Exxon Mobil Corp. (d)                                           102,176,603
                                       30,734  Kerr-McGee Corp.                                                  2,345,312
                                       34,634  Kinder Morgan, Inc.                                               2,881,549
                                      102,647  Marathon Oil Corp.                                                5,478,270
                                      113,029  Occidental Petroleum Corp.                                        8,695,321
                                       21,585  Sunoco, Inc.                                                      2,453,783
                                       78,574  Unocal Corp.                                                      5,111,239
                                       73,500  Valero Energy Corp.                                               5,814,585
                                      150,486  Williams Cos., Inc.                                               2,859,234
                                       96,233  XTO Energy, Inc.                                                  3,270,960
                                                                                                           ---------------
                                                                                                               229,708,611
--------------------------------------------------------------------------------------------------------------------------

Master S&P 500 Index Series
Schedule of Investments as of June 30, 2005

                                       Shares
Industry*                                Held  Common Stocks                                                         Value
--------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products - 0.4%         64,867  Georgia-Pacific Corp.                                       $     2,062,771
                                      132,362  International Paper Co.                                           3,998,656
                                       39,328  Louisiana-Pacific Corp.                                             966,682
                                       52,372  MeadWestvaco Corp.                                                1,468,511
                                       62,961  Weyerhaeuser Co.                                                  4,007,468
                                                                                                           ---------------
                                                                                                                12,504,088
--------------------------------------------------------------------------------------------------------------------------
Personal Products - 0.6%               19,692  Alberto-Culver Co. Class B                                          853,254
                                      121,560  Avon Products, Inc.                                               4,601,046
                                      278,001  The Gillette Co.                                                 14,075,191
                                                                                                           ---------------
                                                                                                                19,529,491
--------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 7.1%                434,517  Abbott Laboratories                                              21,295,678
                                       39,364  Allergan, Inc. (c)                                                3,355,387
                                      532,461  Bristol-Myers Squibb Co.                                         13,300,876
                                      315,677  Eli Lilly & Co. (c)                                              17,586,366
                                       95,264  Forest Laboratories, Inc. (a)(c)                                  3,701,006
                                      828,777  Johnson & Johnson                                                53,870,505
                                       60,255  King Pharmaceuticals, Inc. (a)                                      627,857
                                      620,857  Merck & Co., Inc. (c)                                            19,122,396
                                       68,500  Mylan Laboratories (c)                                            1,317,940
                                    2,077,381  Pfizer, Inc.                                                     57,294,168
                                      413,625  Schering-Plough Corp.                                             7,883,692
                                       28,181  Watson Pharmaceuticals, Inc. (a)                                    833,030
                                      372,399  Wyeth                                                            16,571,756
                                                                                                           ---------------
                                                                                                               216,760,657
--------------------------------------------------------------------------------------------------------------------------
Real Estate - 0.6%                     22,800  Apartment Investment & Management Co. Class A                       932,976
                                       47,600  Archstone-Smith Trust                                             1,838,312
                                      121,364  Equity Office Properties Trust                                    4,017,148
                                       72,140  Equity Residential                                                2,656,195
                                       47,000  Plum Creek Timber Co., Inc.                                       1,706,100
                                       45,600  Prologis                                                          1,834,944
                                       65,600  Simon Property Group, Inc. (c)                                    4,755,344
                                                                                                           ---------------
                                                                                                                17,741,019
--------------------------------------------------------------------------------------------------------------------------
Road & Rail - 0.5%                     99,594  Burlington Northern Santa Fe Corp.                                4,688,886
                                       54,578  CSX Corp.                                                         2,328,297
                                      101,742  Norfolk Southern Corp.                                            3,149,932
                                       76,476  Union Pacific Corp.                                               4,955,645
                                                                                                           ---------------
                                                                                                                15,122,760
--------------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor        115,447  Advanced Micro Devices, Inc. (a)(c)                               2,001,851
Equipment - 3.2%                      112,090  Altera Corp. (a)                                                  2,221,624
                                       95,716  Analog Devices, Inc. (c)                                          3,571,164
                                      451,376  Applied Materials, Inc.                                           7,303,264
                                       80,467  Applied Micro Circuits Corp. (a)                                    205,996
                                       89,381  Broadcom Corp. Class A (a)(c)                                     3,173,919
                                       99,958  Freescale Semiconductor, Inc. Class B (a)                         2,117,110
                                    1,730,131  Intel Corp.                                                      45,087,214
                                       55,237  Kla-Tencor Corp. (c)                                              2,413,857
                                       97,066  LSI Logic Corp. (a)                                                 824,090
                                       87,199  Linear Technology Corp.                                           3,199,331
                                       94,960  Maxim Integrated Products, Inc. (c)                               3,628,422
                                      157,168  Micron Technology, Inc. (a)(c)                                    1,604,685

Master S&P 500 Index Series
Schedule of Investments as of June 30, 2005

                                       Shares
Industry*                                Held  Common Stocks                                                         Value
--------------------------------------------------------------------------------------------------------------------------
                                       96,172  National Semiconductor Corp.                                $     2,118,669
                                       40,500  Novellus Systems, Inc. (a)                                        1,000,755
                                       52,620  Nvidia Corp. (a)                                                  1,406,006
                                       45,654  PMC - Sierra, Inc. (a)                                              425,952
                                       49,332  Teradyne, Inc. (a)                                                  590,504
                                      455,672  Texas Instruments, Inc.                                          12,790,713
                                      102,093  Xilinx, Inc.                                                      2,603,371
                                                                                                           ---------------
                                                                                                                98,288,497
--------------------------------------------------------------------------------------------------------------------------
Software - 3.8%                       131,050  Adobe Systems, Inc.                                               3,750,651
                                       68,828  Autodesk, Inc.                                                    2,365,618
                                       57,920  BMC Software, Inc. (a)                                            1,039,664
                                       45,005  Citrix Systems, Inc. (a)                                            974,808
                                      150,312  Computer Associates International, Inc.                           4,130,574
                                       93,249  Compuware Corp. (a)                                                 670,460
                                       86,500  Electronic Arts, Inc. (a)                                         4,896,765
                                       55,852  Intuit, Inc. (a)                                                  2,519,484
                                       27,927  Mercury Interactive Corp. (a)                                     1,071,280
                                    2,809,624  Microsoft Corp. (d)                                              69,791,060
                                       99,424  Novell, Inc. (a)                                                    616,429
                                    1,264,385  Oracle Corp. (a)                                                 16,689,882
                                       67,665  Parametric Technology Corp. (a)                                     431,703
                                      129,437  Siebel Systems, Inc.                                              1,151,989
                                      201,100  Symantec Corp. (a) (c)                                            4,371,914
                                      122,681  Veritas Software Corp. (a)                                        2,993,416
                                                                                                           ---------------
                                                                                                               117,465,697
--------------------------------------------------------------------------------------------------------------------------
Specialty Retail - 2.3%                70,500  Autonation, Inc. (a)                                              1,446,660
                                       21,377  Autozone, Inc. (a)                                                1,976,517
                                       88,524  Bed Bath & Beyond, Inc. (a)                                       3,698,533
                                       86,446  Best Buy Co., Inc.                                                5,925,873
                                       50,523  Circuit City Stores, Inc.                                           873,543
                                      225,313  The Gap, Inc.                                                     4,449,932
                                      599,986  Home Depot, Inc.                                                 23,339,455
                                       97,194  Limited Brands                                                    2,081,895
                                      210,140  Lowe's Cos., Inc. (c)                                            12,234,351
                                       80,858  Office Depot, Inc. (a)                                            1,846,797
                                       32,924  OfficeMax, Inc.                                                     980,147
                                       42,098  RadioShack Corp.                                                    975,411
                                       37,492  The Sherwin-Williams Co.                                          1,765,498
                                      193,151  Staples, Inc.                                                     4,117,979
                                      129,448  TJX Cos., Inc.                                                    3,152,059
                                       37,201  Tiffany & Co.                                                     1,218,705
                                       51,197  Toys "R" Us, Inc. (a)                                             1,355,697
                                                                                                           ---------------
                                                                                                                71,439,052
--------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury             95,900  Coach, Inc. (a)                                                   3,219,363
Goods - 0.4%                           32,960  Jones Apparel Group, Inc.                                         1,023,078
                                       25,938  Liz Claiborne, Inc.                                               1,031,295
                                       66,610  Nike, Inc. Class B                                                5,768,426
                                       21,387  Reebok International Ltd.                                           894,618
                                       28,467  VF Corp.                                                          1,628,882
                                                                                                           ---------------
                                                                                                                13,565,662
--------------------------------------------------------------------------------------------------------------------------

Master S&P 500 Index Series
Schedule of Investments as of June 30, 2005

                                       Shares
Industry*                                Held  Common Stocks                                                         Value
--------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage                    152,210  Countrywide Financial Corp.                                 $     5,876,828
Finance - 1.7%                        269,673  Fannie Mae                                                       15,748,903
                                      188,803  Freddie Mac                                                      12,315,620
                                       77,696  Golden West Financial Corp.                                       5,002,068
                                       24,980  MGIC Investment Corp.                                             1,629,196
                                       93,200  Sovereign Bancorp, Inc.                                           2,082,088
                                      236,786  Washington Mutual, Inc. (c)                                       9,634,822
                                                                                                           ---------------
                                                                                                                52,289,525
--------------------------------------------------------------------------------------------------------------------------
Tobacco - 1.4%                        576,818  Altria Group, Inc.                                               37,297,052
                                       35,800  Reynolds American, Inc.                                           2,821,040
                                       43,035  UST, Inc. (c)                                                     1,964,978
                                                                                                           ---------------
                                                                                                                42,083,070
--------------------------------------------------------------------------------------------------------------------------
Trading Companies &                    22,145  WW Grainger, Inc.                                                 1,213,325
Distributors - 0.0%
--------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication            311,177  Nextel Communications, Inc. Class A (a)                          10,054,129
Services - 0.3%
--------------------------------------------------------------------------------------------------------------------------
                                               Total Common Stocks (Cost - $2,631,120,091) - 99.9%           3,036,528,592

--------------------------------------------------------------------------------------------------------------------------

                                   Beneficial
                                     Interest  Short-Term Securities
--------------------------------------------------------------------------------------------------------------------------
                                $   4,059,528  Merrill Lynch Liquidity Series, LLC Cash Sweep Series I
                                               (b)                                                               4,059,528
                                  273,771,801  Merrill Lynch Liquidity Series, LLC Money Market Series
                                               (b)(e)                                                          273,771,801
--------------------------------------------------------------------------------------------------------------------------
                                               Total Short-Term Securities (Cost - $277,831,329) - 9.1%        277,831,329
--------------------------------------------------------------------------------------------------------------------------
Total Investments  (Cost - $2,908,951,420**)  - 109.0%                                                       3,314,359,921

Liabilities in Excess of Other Assets - (9.0%)                                                                (272,641,990)
                                                                                                           ---------------
Net Assets - 100.0%                                                                                        $ 3,041,717,931
                                                                                                           ===============

* For Series compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                             $2,990,049,830
                                                                 ==============
      Gross unrealized appreciation                              $  575,807,921
      Gross unrealized depreciation                                (251,497,830)
                                                                 --------------
      Net unrealized appreciation                                $  324,310,091
                                                                 ==============

(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Series (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------------------
                                                                                   Dividend/
                                                                      Net           Interest
      Affiliate                                                    Activity           Income
      --------------------------------------------------------------------------------------
      Merrill Lynch & Co., Inc.                                        15,800   $     91,024
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I    $ (9,770,988)  $    239,842
      Merrill Lynch Liquidity Series, LLC Money Market Series    $ 78,464,521   $    156,145
      --------------------------------------------------------------------------------------

Master S&P 500 Index Series
Schedule of Investments as of June 30, 2005

(c)   Security, or a portion of security, is on loan.

(d) All or a portion of security held as collateral in connection with open financial futures contracts.

(e)   Security was purchased with the cash proceeds from security loans.

      Financial futures contracts purchased as of June 30, 2005 were as follows:

      --------------------------------------------------------------------------
      Number of                   Expiration        Face             Unrealized
      Contracts         Issue        Date           Value           Depreciation
      --------------------------------------------------------------------------
        22             S&P 500     September
                        Index        2005        $ 6,587,016        $   (11,766)
      --------------------------------------------------------------------------

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch S&P 500 Index Fund of Merrill Lynch Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch S&P 500 Index Fund of Merrill Lynch Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust

Date: August 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch S&P 500 Index Fund of Merrill Lynch Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust

Date: August 19, 2005


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch S&P 500 Index Fund of Merrill Lynch Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust

Date: August 19, 2005